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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549
                              FORM 8-K



                            CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934



                           November 28, 2000
                          (Date of earliest
                            event reported)



                     COMMONWEALTH EDISON COMPANY
         (Exact name of registrant as specified in its charter)




Illinois                   1-1839                   36-0938600
(State or other            (SEC                   (IRS Employer
jurisdiction of           file number)           Identification
incorporation)                                           Number)



                   37th Floor, 10 South Dearborn Street
                            Post Office Box 767
                       Chicago, Illinois  60690-0767
                  (Address of principal executive offices)

            Registrant's telephone number, including area code:
                              (312) 394-4321














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Item 4.  Changes in Registrant's Certifying Accountant.

On October 20, 2000, PECO Energy Company (PECO Energy) and Unicom Corporation (Unicom) completed their merger creating the holding company Exelon Corporation (Exelon). Effective with the merger, Unicom ceased to exist and Commonwealth Edison Company (ComEd), a 99.9% owned subsidiary of Unicom, became a 99.9% owned subsidiary of Exelon. On November 28, 2000, the Board of Directors of Exelon selected PricewaterhouseCoopers LLP (PwC) as the independent accountant of Exelon and its subsidiaries, including ComEd, effective immediately. PwC was the independent accountant of PECO Energy and its subsidiaries prior to the merger. Arthur Andersen LLP (Arthur Andersen) was the certifying accountant for ComEd. Arthur Andersen was dismissed by ComEd on November
28, 2000.   The Exelon Audit Committee participated in and
approved the decision to engage PwC.

The reports of Arthur Andersen on the financial statements of ComEd for the past two years ended December 31, 1999, and the interim periods ended September 30, 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through November 27, 2000, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen would have caused them to make reference thereto in their report on the financial statements for such years.

During the two most recent fiscal years and through November 28, 2000, ComEd consulted with PwC regarding the application of accounting principles to two related transactions that were completed in 2000. In June 2000, prior to the initiation of the auditor selection process that led to the accountant changes reported in this Form 8-K, ComEd received written advice from PwC, who was also the financial advisor regarding two like-kind exchange transactions involving one of ComEd's affiliates, Unicom Investments Inc. (UII). PwC was asked to report to ComEd pursuant to AICPA Statement Of Auditing Standards (SAS) No. 50 on the appropriate application of United States generally accepted accounting principles to the proposed like-kind exchange transactions. Concurrently, ComEd requested that Arthur Andersen review the proposed accounting for the proposed transactions, and Arthur Andersen concurred with the accounting conclusions proposed by PwC. PwC's reports providing accounting conclusions were presented in two separate letters dated June 9, 2000 and June 22, 2000, which are filed as Exhibits 99-1 and 99-2, respectively, to this Form 8-K and incorporated herein by this reference.

ComEd has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 29, 2000 is filed as
Exhibit 16 to this Form 8-K. PwC was provided an opportunity to comment on the contents of the disclosures made herein, and no comments were made.


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Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

       16 Arthur Andersen letter to the Securities and Exchange Commission regarding the change in certifying accountants.

     99-1 PwC SAS No. 50 report dated June 9, 2000.

     99-2 PwC SAS No. 50 report dated June 22, 2000.


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                         SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      COMMONWEALTH EDISON COMPANY





                                     /S/  Ruth Ann M. Gillis
                                     ------------------------------
                                     Principal Financial Officer


November 29, 2000